UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 7, 2000


                          SPALDING HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)




                Delaware                 333-14569           59-2439656
    (State or other jurisdiction of     (Commission       (I.R.S. Employer
    Incorporation or Organization)       File Number)     Identification No.)


425 Meadow Street, Chicopee, Massachusetts                   01013
  (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:  (413) 536-1200





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Item 5. Other Events

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Spalding Holdings Corporation (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those contained in forward-looking statements of the Company made by or on behalf of the Company.


Item 7. Financial Statements and Exhibits

(c)      The following is filed as an Exhibit to this Report

             Exhibit No.           Description of Exhibit
             99.1                  Cautionary statement for purposes of the
                                      "Safe Harbor" provisions of the Private
                                      Securities Litigation Reform Act of 1995.













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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Spalding Holdings Corporation
                                           (Registrant)

                                           By: /s/ Daniel S. Frey
                                           ----------------------
                                           Daniel S. Frey
                                           Chief Financial Officer
                                           (an officer and authorized signatory)

Date: November 7, 2000



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                                                                    EXHIBIT 99.1


                          SPALDING HOLDINGS CORPORATION
                          -----------------------------

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such forward-looking statements. Spalding Holdings Corporation ("Spalding") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K in order to do so.

      Forward looking statements are necessarily dependent upon assumptions, estimates and data that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Spalding or any of its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Although Spalding believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Accordingly, Spalding hereby identifies the following important factors as some of the factors that could cause Spalding's financial results to differ materially from any such results that might be projected, forecasted, estimated or budgeted by Spalding in forward-looking statements:

(a) Heightened competition, including specifically the intensification of price competition and the development and introduction of new products, such as new lines of golf balls by competitors;

(b) Higher selling, general and administrative expenses, including advertising and promotion;

(c) Inability to maintain relationships with, or to attract new, athletes as endorsers of Spalding's products;

(d) Significant indebtedness of Spalding, which may hinder the Company's ability to implement its financial and operating plans.

(e)  Inability of Spalding to continue to reduce its current cost structure;

(f) Need to continue introduction of products that represent an improvement over our existing products, or which are more successful than competitors' innovations;

(g) Failure to obtain new customers or retain existing customers or the effects of inventory reductions by key accounts;

(h) Inability to maintain and increase shelf space for our products at key accounts;

(i)  Inability to carry out domestic and foreign marketing and sales plans;

(j) Increased manufacturing costs, including inability or reduced ability to have products manufactured overseas and the cost of raw materials;

(k)  Loss of the services of one or more key personnel;

(l)  Changes in operating strategy or development plans;

(m)  Any protracted labor relations dispute;

(n)  Changes in Spalding's capital expenditure plan;

(o)  General domestic and foreign economic downturns;

(p)  Seasonality of our product lines; and

(q)  Changes in or failure to comply with government regulations.




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(r)  Increase in interest rates, affecting the Company's variable rate debt.

      The foregoing review of factors pursuant to the Private Litigation Securities Reform Act of 1995 should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by Spalding prior to this filing. All subsequent written and oral forward-looking statements attributable to Spalding or persons acting on its behalf are expressly qualified in their entirety by such factors


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